UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) – July 8, 2016 (July 7, 2016)

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina		28277
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 24, 2016, William Kussell notified the Board of Directors (the “Board”) of Extended Stay America, Inc. (the “Company”) of his intention to resign from the Board, effective upon the election of his successor. On July 7, 2016, the Board accepted Mr. Kussell’s resignation and elected Kapila Anand to the Board to fill the vacancy created by Mr. Kussell’s resignation.

Item 5.02(d): Election of Kapila Anand as Board Member

On July 7, 2016, the Board elected Ms. Anand to the Board to fill the vacancy created by Mr. Kussell’s resignation. In addition, the Board appointed Ms. Anand to serve as a member of the Audit Committee and Chair of the Nominating and Corporate Governance Committee.

As an independent director, Ms. Anand will be compensated for her position as a director in accordance with the Company’s director compensation principles as described in the Company’s most recent proxy statement, which provides that each independent director receives an annual cash retainer of $65,000 and an annual equity retainer with a value of $100,000. In connection with her appointment to the Board, the Company’s Compensation Committee is expected to grant Ms. Anand restricted stock units (“RSUs”) representing Paired Shares, which will represent a prorated portion of the annual $100,000 equity retainer due to Ms. Anand for the ten month term she will serve until our next annual meeting.

The Company and Ms. Anand will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.27 to Amendment No. 8 to the Registration Statement on Form S-1 (File No. 333-190052) and is incorporated herein by reference.

Item 8.01	Other Events.

On July 8, 2016, the Company issued a press release announcing Ms. Anand’s election to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release of Extended Stay America, Inc., dated July 8, 2016, announcing the election of Kapila Anand to the Board.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: July 8, 2016	By:	/s/ John R. Dent

Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: July 8, 2016	By:	/s/ John R. Dent

Name: John R. Dent
Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Press release of Extended Stay America, Inc., dated July 8, 2016, announcing the election of Kapila Anand to the Board.